UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 09, 2024

Terns Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39926	98-1448275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 East Hillsdale Blvd. Suite 100
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 525-5535

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TERN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 9, 2024, Terns Pharmaceuticals, Inc. (the “Company” or “Terns”) issued a press release announcing positive top-line data from its Phase 1 randomized, double-blind, placebo-controlled single and multiple-ascending dose (SAD and MAD) trial to assess the safety, tolerability, pharmacokinetics (PK) and pharmacodynamics (PD) of TERN-601 dosed once-daily (QD) in healthy adults with obesity or overweight. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 9, 2024, Terns announced positive top-line data from its Phase 1 randomized, double-blind, placebo-controlled SAD/MAD trial to assess the safety, tolerability, PK and PD of TERN-601 QD in healthy adults with obesity or overweight. The clinical trial results showed TERN-601 was well tolerated and demonstrated dose-dependent, statistically significant placebo-adjusted mean weight loss across all three doses evaluated in the 28-day MAD study, with maximum placebo-adjusted mean weight loss of 4.9% (p<0.0001) at the highest dose of 740 mg QD. Additionally, 67% of participants lost 5% or more of their baseline body weight at the top dose.

Terns believes these data support the potential of TERN-601 for the treatment of obesity as monotherapy or in combination with agents such as TERN-501, the Company’s internally discovered, clinical stage THR-β agonist, or a GIPR modulator from the Company’s TERN-800 series. Terns anticipates advancing TERN-601 into Phase 2 clinical development in 2025. Terns believes it has successfully identified an optimal range of clinically active, well tolerated doses to take forward in Phase 2 clinical trials, with no new dose range exploration anticipated.

Table 1: Mean Percent Weight Change from Baseline to Day 28

	Placebo (N=9)	TERN-601 240 mg (N=9)	TERN-601 500 mg (N=9)	TERN-601 740 mg (N=9)
% weight change from baseline	-0.6%	-2.5%	-4.4%	-5.5%
% weight change placebo-adjusted (90% CI)	-	-1.9%	-3.8%	-4.9%
Exploratory p-value vs. placebo	-	<0.1	<0.01	<0.0001

TERN-601 was well tolerated with no treatment-related dose interruptions, reductions or discontinuations at any dose, despite fast titration to high doses. The majority (>95%) of treatment emergent adverse events (AEs) were mild. All gastrointestinal AEs were mild to moderate and consistent with the GLP-1R agonist class. Importantly, there were no clinically meaningful changes in liver enzymes, vital signs or electrocardiograms observed. The absence of treatment-related dose interruptions, reductions, or discontinuations with mostly mild AEs, despite aggressive titration to high doses in this 28-day study, indicates potential for further improved tolerability in subsequent studies with slower titration.

TERN-601 has distinct properties that may be advantageous for an oral GLP-1R agonist. Its low solubility and high gut permeability may result in prolonged absorption allowing for sustained target coverage and a flat PK curve, while high drug levels in the gut wall may lead to robust GLP-1R activation in the gut triggering satiety centers in the brain. Additionally, TERN-601 has a low free fraction in circulation which, combined with the flat PK curve, may be allowing TERN-601 to be well tolerated when administered at high doses.

Table 2: Treatment Emergent Adverse Events by Maximum Severity

	Placebo (N=9)	TERN-601 240 mg (N=10)	TERN-601 500 mg (N=9)	TERN-601 740 mg (N=9)
Grade 1 (Mild)	5 (55.6%)	5 (50%)	9 (100%)	3 (33.3%)
Grade 2 (Moderate)	0	1 (10%)	0	6 (66.7%)
Grade ≥3 (Severe)	0	0	0	0
Serious Adverse Events	0	0	0	0

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company within the meaning of the federal securities laws, including those related to expectations, timing and potential results of the clinical trials and other development activities of the Company and its partners; the potential indications to be targeted by the Company with its small-molecule product candidates; the therapeutic potential of the Company’s small-molecule product candidates; the potential for the mechanisms of action of the Company’s product candidates to be therapeutic targets for their targeted indications; the potential utility and progress of the Company’s product candidates in their targeted indications, including the clinical utility of the data from and the endpoints used in the Company’s clinical trials; the Company’s clinical development plans and activities, including the results of any interactions with regulatory authorities on its programs; the Company’s expectations regarding the profile of its product candidates, including efficacy, tolerability, safety, metabolic stability and pharmacokinetic profile and potential differentiation as compared to other products or product candidates; the Company’s plans for and ability to continue to execute on its current development strategy, including potential combinations involving multiple product candidates; the Company’s plans and expectations around the addition of key personnel; and the Company’s expectations with regard to its cash runway and sufficiency of its cash resources. All statements other than statements of historical facts contained in this press release, including statements regarding the Company’s strategy, future financial condition, future operations, future trial results, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans to vary materially, including the risks associated with the initiation, cost, timing, progress, results and utility of the Company’s current and future research and development activities and preclinical studies and clinical trials. These risks are not exhaustive. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s SEC reports, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2023. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Terns Pharmaceuticals, Inc. on September 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERNS PHARMACEUTICALS, INC.

Date:	September 9, 2024	By:	/s/ Elona Kogan
Elona Kogan Chief Legal Officer